Exhibit 21.1

Subsidiaries of Viacom Inc.

(as of October 31, 2010)

Subsidiary Name	Place of Incorporation or Organization

BET
BET Acquisition Corp.	Delaware
BET Arabesque, LLC	Delaware
BET Comic View II, LLC	Delaware
BET Creations, Inc.	Delaware
BET Development Company	Delaware
BET Documentaries, LLC	Delaware
BET Event Productions, LLC	Delaware
BET Holdings LLC	Delaware
BET Innovations Publishing, Inc.	Delaware
BET Interactive, LLC	Delaware
BET International, Inc.	Delaware
BET Live from LA, LLC	Delaware
BET Music Soundz, Inc.	Delaware
BET Oh Drama!, LLC	Delaware
BET Pictures II Development & Production, Inc.	Delaware
BET Pictures II Distribution, Inc.	Delaware
BET Pictures II, LLC	Delaware
BET Prime and Mike, LLC	Delaware
BET Production Services Inc.	Delaware
BET Productions II, Inc.	Delaware
BET Productions IV, LLC	Delaware
BET Productions V, Inc.	Delaware
BET Productions, LLC	Delaware
BET Publications, LLC	Delaware
BET Radio, L.L.C.	Delaware
BET Satellite Services, Inc.	Delaware
BET Services, Inc.	District of Columbia
BET The Way We Do It, LLC	Delaware
Black Entertainment Television LLC	District of Columbia
Breakdown Productions, LLC	Delaware
MPD Productions, LLC	Delaware
Sunday Best, LLC	Louisiana

CORPORATE
Air Realty Corporation	Delaware
Air Realty LLC	Delaware
Meadowland Parkway Associates	New Jersey
MonkeyWurks LLC	Delaware
Netherlands Management Services LLC	Delaware
Netherlands Overseas Inc.	Delaware
Override Pictures LLC	Delaware
Paramount China B.V.	Netherlands
Paramount NMOC LLC	Delaware
Sammarnick Insurance Corporation	New York
Viacom (UK) Holdings Limited	United Kingdom
Viacom Canadian Holdings Inc.	Canada (Ontario)

Subsidiary Name	Place of Incorporation or Organization

Viacom Global (Netherlands) B.V.	Netherlands
Viacom Global Limited	United Kingdom
Viacom Global Services Inc.	Delaware
Viacom Hearty Ha!Ha! LLC	Delaware
Viacom International Administration Inc.	Delaware
Viacom International Inc.	Delaware
Viacom International Inc. Political Action Committee Corporation	New York
Viacom International Services Inc.	Delaware
Viacom Netherlands Management LLC	Delaware
Viacom Overseas Holdings C.V.	Netherlands
Viacom Realty Corporation	Delaware
Viacom Receivables Funding I Corporation	Delaware
Viacom Receivables Funding V Corporation	Delaware
Viacom Subsidiary Management Corp.	Delaware
Viacom Telecommunications LLC	Delaware
Viacom Ventures B.V.	Netherlands
Viacom Ventures Inc.	Delaware

MTVN
24th Floor Inc.	Canada (Ontario)
365Gay LLC	Delaware
37th Floor Productions Inc.	Delaware
38th Floor Productions Inc.	Delaware
Aardvark Productions, Inc.	Delaware
AfterL.com LLC	Delaware
Atom Digital Inc.	Delaware
Atom Entertainment, Inc.	Delaware
Awesomeness Inc.	Delaware
Babunga Inc.	Delaware
Beijing Yalian Online Network Technology Co. Ltd.	China
Big Shows Inc.	Delaware
Bling Productions Inc.	Delaware
Box Italy LLC, The	Delaware
Box Worldwide LLC, The	Delaware
Caballero Acquisition Inc.	Delaware
Central Productions LLC	Delaware
CMT Productions Inc.	Delaware
Comedy Partners	New York
Commerce Street Productions Inc.	Delaware
Country Music Television, Inc.	Tennessee
Country Network Enterprises, Inc.	Delaware
Country Services Inc.	Delaware
country.com, Inc.	Delaware
Creative Mix Inc.	Delaware
Daza Productions Inc.	Delaware
DL Development LLC	Delaware
DMS Holdco Inc.	Delaware
Express Lane Productions Inc.	Delaware
Famous Orange Productions Inc.	Delaware
Game One SAS	France
Games Animation Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

Games Productions Inc.	Delaware
GameTrailers Corp.	Delaware
Harmonix Marketing Inc.	Delaware
Harmonix Music Systems, Inc.	Delaware
Harmonix Promotions & Events Inc.	Delaware
Hey Yeah Productions Inc.	Delaware
Hudson Street Productions, Inc.	Delaware
Imagine Radio, Inc.	California
Invisions Holding B.V.	Netherlands
King Street Productions Inc.	Delaware
Louisiana RPI LLC	Louisiana
MAD Production Trucking Company	Delaware
Mattalex Two LLC	Delaware
Milano Design Studio S.r.l.	Italy
Mischief New Media Inc.	New York
MoonMan Productions Inc.	Delaware
MTV Animation Inc.	Delaware
MTV Asia Development Company Inc.	Delaware
MTV Asia LDC	Cayman Islands
MTV Asia Ownership One	Cayman Islands
MTV Asia Ownership Two	Cayman Islands
MTV Asia Ventures (India) Pte. Limited	Mauritius
MTV Asia Ventures Co.	Cayman Islands
MTV Australia Inc.	Delaware
MTV Channel Espana S.L.U.	Spain
MTV DMS Inc.	Delaware
MTV Games Inc.	Delaware
MTV Hong Kong Limited	Hong Kong
MTV India	Cayman Islands
MTV Japan Inc.	Japan
MTV Networks AB	Sweden
MTV Networks Africa (Pty) Limited	South Africa
MTV Networks Argentina LLC	Delaware
MTV Networks Argentina S.R.L.	Argentina
MTV Networks Australia Pty Ltd	Australia (Victoria)
MTV Networks B.V.	Netherlands
MTV Networks Belgium BvbA	Belgium
MTV Networks Canada, ULC	Canada
MTV Networks Colombia S.A.S.	Colombia
MTV Networks Company	Delaware
MTV Networks de Mexico, S. de R.L. de C.V.	Mexico
MTV Networks Enterprises Inc.	Delaware
MTV Networks Europe	Delaware
MTV Networks Europe Inc.	Delaware
MTV Networks Germany GmbH	Germany
MTV Networks Global Services Inc.	Delaware
MTV Networks Holdings SARL	France
MTV Networks Japan G.K.	Japan
MTV Networks Latin America Inc.	Delaware
MTV Networks Ltda	Portugal
MTV Networks Music Productions Inc.	Delaware
MTV Networks New Zealand Limited	New Zealand

Subsidiary Name	Place of Incorporation or Organization

MTV Networks Nigeria Limited	Nigeria
MTV Networks On Campus Inc.	Delaware
MTV Networks Polska B.V.	Netherlands
MTV Networks Polska Sp.zoo	Poland
MTV Networks Polska V.O.F.	Netherlands
MTV Networks Productions B.V.	Netherlands
MTV Networks s.r.o.	Czech Republic
MTV Networks Sarl	France
MTV Networks Schweiz AG	Switzerland
MTV Networks Wallonia SPRL	Belgium
MTV Ownership (Portugal), LDA	Portugal
MTV Russia Holdings Inc.	Delaware
MTV Songs Inc.	Delaware
MTV Taiwan LDC	Cayman Islands
MTVBVI Inc.	Delaware
MTVi Group, Inc., The	Delaware
MTVi Group, L.P., The	Delaware
MTVN Direct Inc.	Delaware
MTVN Online Inc.	Delaware
MTVN Online Partner I Inc.	Delaware
MTVN Online Partner I LLC	Delaware
MTVN Social Gaming Inc.	Delaware
Music by Nickelodeon Inc.	Delaware
Music by Video Inc.	Delaware
N.V. Broadcasting (Canada) Inc.	Canada
NeoPets Prepaid Cards Inc.	Virginia
NeoPets, Inc.	Delaware
Network Enterprises, Inc.	Tennessee
New 38th Floor Productions Inc.	Delaware
New Country Services Inc.	Delaware
New Creative Mix Inc.	Delaware
New Games Productions Inc.	Delaware
New International Mix Inc.	Delaware
New Nickelodeon Animation Studios Inc.	Delaware
New Not Before 10AM Productions Inc.	Delaware
New Open Door Productions Inc.	Delaware
New Pop Culture Productions Inc.	Delaware
New Remote Productions Inc.	Delaware
Nick at Nite’s TV Land Retromercials Inc.	Delaware
Nickelodeon Animation Studios Inc.	Delaware
Nickelodeon Asia Holdings Pte Ltd	Singapore
Nickelodeon Australia	Australia
Nickelodeon Australia Inc.	Delaware
Nickelodeon Australia Management Pty. Ltd.	Australia
Nickelodeon Brasil Inc.	Delaware
Nickelodeon Direct Inc.	Delaware
Nickelodeon Global Network Ventures Inc.	Delaware
Nickelodeon Huggings U.K. Limited	United Kingdom
Nickelodeon India Pvt Ltd	India
Nickelodeon International Limited	United Kingdom
Nickelodeon Magazines Inc.	Delaware
Nickelodeon Management Pty. Ltd.	Singapore

Subsidiary Name	Place of Incorporation or Organization

Nickelodeon Mauritius	Mauritius
Nickelodeon Movies Inc.	Delaware
Nickelodeon Notes Inc.	Delaware
Nickelodeon Online Inc.	Delaware
Nickelodeon U.K. Limited	United Kingdom
Nickelodeon UK Holdings LLC	Delaware
Noggin LLC	Delaware
Not Before 10am Productions Inc.	Delaware
NP Domains, Inc.	Delaware
NV International, Inc.	Georgia
O & W Corporation	Tennessee
On Second Thought Productions Inc.	Canada (British Columbia)
On-Site Productions Inc.	Delaware
OOO MTV Networks Entertainment Vostok	Russia
OOO MTV Networks Music Vostok	Russia
OOO MTV Networks Nick Vostok	Russia
OOO MTV Networks Vostok	Russia
Open Door Productions Inc.	Delaware
Outdoor Entertainment, Inc.	Tennessee
Paramount Comedy Channel Espana S.L.	Spain
Peanut Worm Productions Inc.	Delaware
Peppercorn Productions, Inc.	Tennessee
Pop Channel Productions Inc.	Delaware
Pop Culture Productions Inc.	Delaware
Pop Toons Inc.	Delaware
PT MTV Indonesia	Indonesia
RateMyProfessors.com International LLC	Delaware
RateMyProfessors.com LLC	Delaware
Remote Productions Inc.	Delaware
See Yourself Productions Inc.	Delaware
Servicios Para Empresas de Entretenimiento, S. de R.L. de C.V.	Mexico
Shockwave.com International, Inc.	Delaware
Shockwave.com SarL	Switzerland
Social Project LLC	Delaware
SonicNet LLC	Delaware
South Park Digital Studios LLC	Delaware
Speed Freaks Investco LLC	Louisiana
Speed Freaks Prodco LLC	Louisiana
Spike Cable Networks Inc.	Delaware
Spike Digital Entertainment LLC	Delaware
Study Hall Films Inc.	Delaware
Tagworld GmbH	Germany
The Box Holland B.V.	Netherlands
The Music Source, Inc.	Philippines
The Paramount UK Partnership (trading as Comedy Central)	United Kingdom
The Staying Alive Foundation Inc.	New York
Thunder, Inc.	Delaware
TNN Classic Sessions, Inc.	Delaware
TNN Productions, Inc.	Delaware
Tunes by Nickelodeon Inc.	Delaware
TV Land Canada Holding Inc.	Delaware
Uptown Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

URGE PrePaid Cards Inc.	Virginia
Viacom (Deutschland) Beteiligungen GmbH	Germany
Viacom Asia (Beijing) Advertising & Media Co. Ltd.	China
Viacom Asia Inc.	Delaware
Viacom Brand Solutions Limited	United Kingdom
Viacom Camden Lock Inc.	Delaware
Viacom Domains Limited	Canada (British Columbia)
Viacom Global Hungary Kft.	Hungary
Viacom Holdings Germany LLC	Delaware
Viacom International Hungary Kft.	Hungary
Viacom Networks Brasil Ltda.	Brazil
Viacom Networks Europe Inc.	Delaware
Viacom Networks Italia Limited	United Kingdom
Viacom Notes Inc.	Delaware
Viacom Songs Inc.	Delaware
Viacom Tunes Inc.	Delaware
VIVA Media Enterprises GmbH	Germany
VIVA Media GmbH	Germany
VIVA Music Fernsehen GmbH & Co. KG	Germany
VIVA Music Verwaltungs GmbH	Germany
VIVA Production Srl	Italy
VIVA Radio Beteiligungs GmbH	Germany
VIVA TV Productions Sp. z.o.o.	Poland
VIVA-connect GmbH	Germany
World Sports Enterprises	Tennessee
Wuthering Heights, CA Productions Inc.	Delaware
Z+ Holding Asset Management Ltd.	Hungary

PARAMOUNT
5555 Communications Inc.	Delaware
Adoy LLC	Delaware
After School Productions Inc.	Delaware
All About Productions LLC	Delaware
Animated Productions Inc.	Delaware
Artcraft Productions Inc.	Delaware
Asset Acquisition Group LLC	Delaware
Belhaven Limited	Bahamas
Benjamin Button Productions LLC	Louisiana
Beta Theatres Inc.	Delaware
Biscondi Sdn Bhd	Malaysia
Blackout Productions Inc.	Delaware
Blue Sea Productions, Inc.	Delaware
Blue/White Productions, Inc.	Delaware
BN Productions Inc.	Delaware
Bronson Avenue LLC	Delaware
Bronson Gate Film Management GmbH	Germany
Capital Equipment Leasing Limited	United Kingdom
CIC Home Video GmbH	Switzerland
Cinematic Arts B.V.	Netherlands
Cloverleaf Productions Inc.	Delaware
Columbus Circle Films LLC	Delaware
Cradle of Life Productions LLC	Delaware

Subsidiary Name	Place of Incorporation or Organization

CVV (Japan) B.V.	Netherlands
Danielle Productions LLC	Delaware
DIGICO Inc.	Delaware
Direct Court Productions, Inc.	Delaware
DTE Films LLC	Delaware
DW (Netherlands) B.V.	Netherlands
DW Distribution L.L.C.	Delaware
DW Dramatic Television L.L.C.	Delaware
DW Films L.L.C.	Delaware
DW Finance L.L.C.	Delaware
DW Funding, LLC	Delaware
DW Holdco LLC	Delaware
DW International Distribution L.L.C.	Delaware
DW International Productions L.L.C.	Delaware
DW Internet L.L.C.	Delaware
DW Music Publishing L.L.C.	Delaware
DW Music Publishing Nashville L.L.C.	Delaware
DW One Corp.	Delaware
DW Project Development L.L.C.	Delaware
DW SKG TV L.L.C.	Delaware
DW Studios L.L.C.	Delaware
DW Studios Productions L.L.C.	Delaware
DW Television Animation L.L.C.	Delaware
DW Television L.L.C.	Delaware
DW TV Finance I L.L.C.	Delaware
DW Two Corp.	Delaware
DWNZ Productions Limited	New Zealand
DWTT Productions Limited	New Zealand
Eighth Century Corporation	Delaware
Emily Productions LLC	Delaware
Failure To Launch Productions LLC	Louisiana
Famous Players International B.V.	Netherlands
Festival Inc.	Delaware
Films Paramount S.A.S.	France
Futa B.V.	Netherlands
Future General Corporation	Delaware
GC Productions Inc.	Delaware
Gladiator Productions L.L.C.	Delaware
Global Film Distributors B.V.	Netherlands
Grace Productions LLC	Delaware
Gramps Company Inc., The	Delaware
Hard Caliche LLC	New Mexico
High Command Productions Limited	United Kingdom
House of Yes Productions Inc.	Delaware
Joseph Productions Inc.	Delaware
Ladies Man Productions USA Inc.	Delaware
Last Holiday Productions LLC	Louisiana
Lisarb Holding B.V.	Netherlands
Little Boston Company Inc.	Delaware
Long Road Productions	Illinois
Magical Motion Pictures Inc.	Delaware
Magicam, Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization

Marathon Holdings Inc.	Delaware
Melange Pictures LLC	Delaware
Michaela Productions Inc.	Delaware
MTV S.A. LDC	Cayman Islands
Neutronium Inc.	Delaware
Newdon Productions	Illinois
Night Falls Productions Inc.	Delaware
NM Classics Inc.	Delaware
Paramount British Pictures Limited	United Kingdom
Paramount Canadian Productions, Inc.	Delaware
Paramount Digital Entertainment Inc.	Delaware
Paramount Films of Australia Inc.	Delaware
Paramount Films of China, Inc.	Delaware
Paramount Films of India, Ltd.	Delaware
Paramount Films of Italy, Inc.	New York
Paramount Films of Lebanon, Inc.	New York
Paramount Films of Southeast Asia Inc.	Delaware
Paramount Home Entertainment (Australasia) Pty. Limited	Australia
Paramount Home Entertainment (Brazil) Limitada	Brazil
Paramount Home Entertainment (Denmark) I/S	Denmark
Paramount Home Entertainment (Finland) Oy	Finland
Paramount Home Entertainment (France) S.A.S	France
Paramount Home Entertainment (Germany) GmbH	Germany
Paramount Home Entertainment (Italy) SRL	Italy
Paramount Home Entertainment (Mexico) S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (Mexico) Services S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (New Zealand) Limited	New Zealand
Paramount Home Entertainment (Norway) ANS	Norway
Paramount Home Entertainment (Sweden) AB	Sweden
Paramount Home Entertainment (UK)	United Kingdom
Paramount Home Entertainment B.V.	Netherlands
Paramount Home Entertainment Distribution Inc.	Delaware
Paramount Home Entertainment Inc.	Delaware
Paramount Home Entertainment International (Holdings) B.V.	Netherlands
Paramount Home Entertainment International B.V.	Netherlands
Paramount Home Entertainment International Limited	United Kingdom
Paramount Images Inc.	Delaware
Paramount International (Netherlands) B.V.	Netherlands
Paramount Japan K.K.	Japan
Paramount LAPTV Inc.	Delaware
Paramount Latin America SRL	Argentina
Paramount Licensing Inc.	Delaware
Paramount Overseas Productions, Inc.	Delaware
Paramount Pictures Australia Pty.	Australia
Paramount Pictures Brasil Distribuidora de Filmes Ltda	Brazil
Paramount Pictures Corporation	Delaware
Paramount Pictures Corporation (Canada) Inc.	Canada (Ontario)
Paramount Pictures Entertainment Canada Inc.	Canada (Ontario)
Paramount Pictures France (Productions) SAS	France
Paramount Pictures France Sarl	France
Paramount Pictures Germany GmbH	Germany

Subsidiary Name	Place of Incorporation or Organization

Paramount Pictures International Limited	United Kingdom
Paramount Pictures Louisiana Production Investments II LLC	Louisiana
Paramount Pictures Louisiana Production Investments III LLC	Louisiana
Paramount Pictures Louisiana Production Investments LLC	Louisiana
Paramount Pictures Mexico S de RL	Mexico
Paramount Pictures NZ	New Zealand
Paramount Pictures Services UK	United Kingdom
Paramount Pictures UK	United Kingdom
Paramount Production Support Inc.	Delaware
Paramount Productions (Japan) G.K.	Japan
Paramount Productions Service Corporation	Delaware
Paramount Spain S.L.	Spain
Paramount Worldwide Productions Inc.	Delaware
Park Court Productions, Inc.	Delaware
Pet II Productions Inc.	Delaware
PPC Film Management GmbH	Germany
PPG Holding 5 B.V.	Netherlands
PPG Holding 95 B.V.	Netherlands
Premiere House, Inc.	Delaware
Prime Directive Productions Inc.	Delaware
Screenlife Licensing, LLC	Nevada
Screenlife, LLC	Washington
SFI Song Company	Delaware
SKG Louisiana L.L.C.	Louisiana
SKG Music L.L.C.	Delaware
SKG Music Nashville Inc.	Delaware
SKG Music Publishing L.L.C.	Delaware
SKG Productions L.L.C.	Louisiana
SKG Studios Canada Inc.	Canada (Ontario)
Spelling Films Inc.	Delaware
Spelling Films Music Inc.	Delaware
Spelling Pictures Inc.	Delaware
Stepdude Productions LLC	Louisiana
Superstar Productions USA Inc.	Delaware
Talent Court Productions, Inc.	Delaware
Thinner Productions, Inc.	Delaware
Timeline Films Inc.	Canada (Ontario)
Untitled Productions II LLC	Delaware
Viacom Animation of Korea Inc.	Delaware
Viacom Canadian Productions Holdings Inc.	Canada (Ontario)
Viacom Limited	New Zealand
Wilshire Court Productions LLC	Delaware
Worldwide Productions, Inc.	Delaware
Yellams LDC	Cayman Islands
Zarina 99 Vermogensverwaltungs GmbH	Germany
Zoo Films LLC	Delaware